SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: October 12, 2007

KLONDIKE STAR MINERAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware	000-30965	91-1980708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Box 20116, 1031 - Ten Mile Road, Whitehorse, Yukon Y1A 7A2 Canada
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 579-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 3 - Securities and Trading Markets

Item 3.02 - Unregistered Sales of Equity Securities

Between June 1, 2007 and August 31, 2007, the Company has sold common shares by way of private placements as follows:

- 16,000 restricted common shares sold at $1.25 per share;

- 20,000 restricted common shares sold at $1.07 per share;

- 100,000 restricted common shares sold at $1.00 per share;

- 285,715 restricted common shares sold at $1.05 per share; and

- 3,500,000 restricted common shares sold at $0.50 per share.

There were no underwriting discounts and a total of $69,140 was paid in commissions. The Company relied upon the exemptions available under the provisions of Section 4(2), Regulation S and Regulation D of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLONDIKE STAR MINERAL CORPORATION

 October 12, 2007

October 12, 2007

Date                                             Hans Boge, President